UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2020
Kirkland's, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-49885	62-1287151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5310 Maryland Way, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	615-872-4800

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	KIRK	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2020, Kirkland’s Inc. (the “Company”) entered into Stock Option Cancellation Agreements (the “Cancellation Agreements”) with certain members of its management team pursuant to which such individuals surrendered and cancelled certain previously granted stock options (the “Cancelled Options”) to purchase shares of the Company’s common stock in order to make additional shares available under the Company’s Amended and Restated 2002 Equity Incentive Plan for future equity grants to Company personnel. Pursuant to the terms of the Cancellation Agreements, these individuals and the Company acknowledged and agreed that the surrender and cancellation of the Cancelled Options was without any expectation to receive, and was without any obligation on the Company to pay or grant, any cash, equity awards or other consideration presently or in the future in regard to the cancellation of the Cancelled Options.
The Cancelled Options that were surrendered had an exercise price that ranged from $7.14 to $25.52 per share. The aggregate number of shares underlying the Cancelled Options held by each of the individuals surrendering the Cancelled Options was as follows: Steven Woodward, Chief Executive Officer - 122,549; Nicole Strain, Executive Vice President and Chief Financial Officer - 37,258; Carter Todd, Vice President and General Counsel - 38,760; Tracy Parker, Vice President Store Operations and Visual Presentation - 35,106; Anthony Price, Vice President Marketing - 33,426; Amy Sullivan, Vice President Merchandising - 33,256; John Stacy, Senior Vice President Supply Chain - 22,006; Keith Watkins, Vice President and Chief Information Officer - 15,406.
Under applicable accounting standards, the Company will account for the cancellation as a settlement for no consideration, and the Company will record the previously unrecognized compensation cost related to the Cancelled Stock Options of $861,000 during the three months ended February 1, 2020.
The foregoing description of the Cancellation Agreements is qualified in its entirety by reference to the form of Stock Option Cancellation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporations herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Report:

Exhibit No.	Description
10.1	Form of Stock Option Cancellation Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland's, Inc.

January 31, 2020	By:	/s/ Carter R. Todd
Name: Carter R. Todd
Title: Vice President and General Counsel